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                                                                    EXHIBIT 10.4


                                                               Ref.No. 010905-01


                AGREEMENT FOR MANUFACTURE & SALES OF "SUN PRESS"

Ryobi Limited of 762 Mesaki-cho, Fuchu-shi, Hiroshima-ken, 726-8628, Japan (hereinafter referred to as "Ryobi") and Presstek, Inc. of 55 Executive Drive, Hudson, New Hampshire 03051-3907, U.S.A. (hereinafter referred to as "Presstek") mutually agree to execute the following agreements with regard to the manufacture and sales of "Sun Press" (hereinafter referred to as the "Agreement").

                                WITNESSETH THAT:

WHEREAS, Presstek and Ryobi have developed the Digital Offset Printing Press (hereinafter referred to as "Sun Press") according to the "Agreement for Joint Development, Manufacture & Sales of the "Sun-press" (Ref. No. 981222-01)" signed by both parties on December 22, 1998 and amended on January 6, 2000 [Ref. No. 991221-01]. Both parties intend to pursue manufacture and sales thereof.

WHEREAS, Presstek shall manufacture the imaging device (Laser Imaging Heads) to be assembled into Sun Press and supply DI Kits to Ryobi;

WHEREAS, Ryobi shall manufacture the other mechanical portion of Sun Press, and Ryobi shall be the exclusive assembler of Sun Press;

WHEREAS, Ryobi is entitled to sell such presses with Ryobi brand (hereinafter referred to as "Ryobi 3404DI Press"), throughout the world;

WHEREAS, Presstek desires to sell such presses worldwide under other brand(s) through other channel(s) (hereinafter referred to as "OEM Sun Press"), with a condition that such Presstek's distribution shall be made through no more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and with no more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ name in any country.

NOW, THEREFORE, Both parties agree upon the terms and conditions as stipulated below.

DEFINITIONS
"Consumables" shall mean printing plates in roll form using Presstek's PEARLdry technology as identified in EXHIBIT 2 and as modified, updated and/or replaced during the term of this Agreement which constitute consumable products for use in the Sun Press.

"DI Kits" shall mean the hardware components, subassemblies, software and firmware that are supplied by Presstek for the installation of the Presstek DI Technology in the Ryobi 3404DI Press and OEM Sun Press.

"DI Products" shall mean the DI Kits, consumables for DI Kits and the spare parts for DI Kits.





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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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"Presstek DI Technology" shall mean Presstek's current laser imaging technologies, together with related products, and the components utilized in converting a conventional printing press into a direct imaging press including, without limitation, laser diode arrays, computers, electronics, internal plate cylinder design and roll based plates.

"Presstek Proprietary Rights" shall mean any all patents, patent applications, copyrights and trademarks, including the trademarks described in Exhibit 3 as well as all trade secrets, confidential information, software and firmware, know-how and all other industrial property rights of any type owned or controlled by Presstek relating to the Presstek proprietary technology described in Article 3-1(3) and (4) and 3-2.

"Ryobi Proprietary Rights" shall mean any all patents, patent applications, copyrights and trademarks as well as all trade secrets, confidential information software and firmware, know-how and all other industrial property rights of any type owned or controlled by Ryobi relating to the Ryobi proprietary technology described in Article 3-1(1)and (2) and 3-2.

"Specifications" shall mean the specifications for the Sun Press attached hereto as Exhibit 1. These Specifications are subject to modification by Presstek (or Ryobi) from time to time during the ongoing testing and evaluation of these units in the exercise of its reasonable engineering judgment, with timely notification to Ryobi (or Presstek) in accordance with the terms of this Agreement.

"Sun Press" shall mean a four-color, sheet-fed printing press of the A3 format size manufactured by Ryobi incorporating multi-print cylinder technology and on press direct imaging of plates. The definition "Sun Press" shall include the Ryobi 3404DI Press and the OEM Sun Press.

CHAPTER 1.  DEVELOPMENT & MANUFACTURE

ARTICLE 1. MANUFACTURE OF SUN PRESS

As for the manufacture of Sun Press, Presstek shall manufacture DI Kits whereas Ryobi shall manufacture the other mechanical portions. Ryobi shall be the exclusive assembler of Sun Press and Ryobi shall test its proper performance as a total machine before shipment.

ARTICLE 2. TOOLING

As long as both parties intend to sell Sun Press, each party shall bear the tooling expenses for its own production of products.

ARTICLE 3. PATENT & INTELLECTUAL PROPERTY

1. (1) Ryobi retains the sole ownership and all rights to Ryobi's offset press technology and any other technology developed by Ryobi.



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     (2)  Except as provided in ARTICLE 3-2, ownership and all rights to any technology developed primarily by Ryobi pursuant to the development of Sun Press to which only a nominal or non-significant contribution is made by Presstek shall be wholly owned by Ryobi.

     (3) Presstek retains the ownership and all rights to Presstek's technology contained in DI Kits, auto plate cylinder, press concept (Heath Patent), anilox inking system and any other technology developed solely by Presstek.

     (4) Except as provided in ARTICLE 3-2, ownership and all rights to any technology developed primarily by Presstek pursuant to the development of Sun Press to which only a nominal or non-significant contribution is made by Ryobi shall be wholly owned by Presstek.

     [5] Except as provided in ARTICLE 3-2, any new technology jointly developed by Ryobi and Presstek (the "Joint Technology") will be equally and jointly owned by the parties to this Agreement. Ryobi and Presstek may use or license to third parties the Joint Technology freely without obtaining any approval from the other party PROVIDED, HOWEVER, THAT THE JOINT TECHNOLOGY SHALL BE CONSIDERED BOTH PRESSTEK CONFIDENTIAL INFORMATION AND RYOBI CONFIDENTIAL INFORMATION AND SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE CONFIDENTIALITY AGREEMENT. Neither party is required to account to the other for, or to pay the other for any portion of, the revenue it earns from licensing the Joint Technology. Either party may initiate a patent application process (or similar process), and both parties agree to share equally in all reasonable costs associated with such patent application. In case either party refuses to apply for patent, the other party is entitled to apply for patent at the sole cost borne by themselves.

2.   Modifications to Existing Technology.

     (1) Ownership and all rights to any technology, including the DI Products, which is a modification or improvement of existing Presstek technology or which relates to laser imaging, auto plate feeding, auto inking or directly imageable printing plates made by either or both parties in the process of the development of Sun Press shall be wholly owned by Presstek and shall be considered Presstek Confidential Information and shall be governed by the terms and conditions of the Confidentiality Agreement. However, such technology shall be licensed to Ryobi under the terms of this agreement. The cost for patent application on such technology shall be paid by Presstek.

     (2) The ownership and all rights to any technology which is a modification or improvement of existing Ryobi technology (i.e., all technology related to Sun Press except existing Presstek technology) made by either or both parties in the process of the development of Sun Press shall be wholly owned by Ryobi



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          and shall be considered Ryobi Confidential Information and shall be governed by the terms and conditions of the Confidentiality Agreement. However, such technology shall be licensed to Presstek under the terms of this Agreement. The cost for patent application on such technology shall be paid by Ryobi.

     (3) Each party will grant to the other a non-exclusive, unrestricted, world-wide, royalty-free, perpetual, assignable and sublicenseable right and license to distribute, incorporate, or otherwise use any technology which is a modification to existing technology, as set out in paragraphs 3-2. 1 and 3-2. 2, herein.

3.   Grant of License.

     (1) Ryobi hereby grants to Presstek a worldwide, royalty-free right and license to distribute, market, lease the object code of the Sun Press firmware encompassed within the Ryobi Proprietary Rights to use, sell, lease or otherwise transfer the Sun Press, but only pursuant to the terms of this Agreement. Presstek shall have the right to grant their representatives and intermediary dealers, distributors and customers the right to provide necessary information and know-how regarding sale, installation, maintenance and servicing of the Sun Press. The license shall be a nonexclusive, perpetual, internal use license to use the object code version of the firmware on the Sun Press. Presstek, its customers, distributors and other owners are not allowed to copy, reproduce, modify or grant sublicenses for the software or firmware of the Sun Press unless agreed in writing by Ryobi. Neither Presstek, its dealers, distributors or customers shall modify, remove, disassemble or analyze the source code of the software or firmware. Neither Presstek, its dealers, distributors or customers shall remove or change copyright or other intellectual property notices included in the software or firmware. The license granted in this Agreement extends to and includes updates and maintenance modifications.

     (2) Presstek hereby grants to Ryobi the right and license under the Presstek Proprietary Rights to assemble, use, sell, lease, distribute or otherwise transfer the Sun Press incorporating DI Products supplied by Presstek, but only pursuant to the terms of this Agreement. This right and license shall not entitle Ryobi to grant sublicenses; except that Ryobi shall have the right to grant their exclusive representatives and intermediary distributors the right to provide necessary information and know-how regarding sale, installation, maintenance and servicing of such equipment. Further, Ryobi shall have the right to grant its customers, distributors, and other owners of a Sun Press the right and license to use all software and firmware encompassed within such DI Products for use in connection with such Sun



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          Press, such software and firmware licenses to be in a form approved by
          Presstek. Neither Ryobi, its customers, distributors or other owners may copy, reproduce, sublicense or modify the software or firmware embedded in the DI Products without Presstek's written consent.
          Neither Ryobi, its dealers, distributors or the customer shall reverse engineer, disassemble, decompile or analyze the source code of the software or firmware. Neither Ryobi, its dealers, distributors nor any customer shall remove or alter any copyright , trademark or other intellectual property notice placed in the software or firmware. The license granted in this Agreement extends to and includes updates and maintenance modifications.

ARTICLE 4. INTELLECTUAL PROPERTY INDEMNITY.

In the event that any suit is brought against either party (the "Indemnified Party") based on a claim that a product manufactured solely by the other (the "Indemnifying Party") infringes any registered or validly issued patent, copyright, trademark or constitutes a misappropriation of trade secret, the Indemnifying Party agrees that it will: (A) defend the suit at its expense, as long as Indemnifying Party is notified promptly in writing and is given complete authority and information required to defend the suit at its expense and is given complete authority, information and assistance required to defend or settle the suit or proceeding; and (B) pay all damages and costs finally awarded against Indemnified Party. Indemnifying Party will not be responsible for any cost, expense, or compromise made by Indemnified Party without Indemnifying Party's written consent.

Should the product (or any part thereof) which was manufactured solely by Indemnifying Party become, or in Indemnifying Party's opinion, be likely to become, the subject of a claim for infringement, Indemnifying Party may, at its own expense and option, either (i) procure for Indemnified Party the right to continue using such product which was produced by Indemnifying Party or (ii) replace the same with non-infringing material or modify that portion of the product which was infringing so that it becomes non-infringing (but providing substantially equivalent functionality).

Indemnifying Party shall not be obligated to defend or be liable for costs and damages hereunder if the alleged infringement arises out of: (i) non-compliance with Indemnifying Party's specifications or requirements for the product, (ii) use or combination of the product with software or hardware not provided by Indemnifying Party where the infringement would not have arisen without such combination, (iii) use of other than the latest unmodified release of the product made available to Indemnified Party by Indemnifying Party if such infringement would have been avoided by the use of such later release, (iv) modification of the product after delivery by a party other than Indemnifying Party, (v) continued use of the product after receiving notice, or having reason to believe, that such



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product infringes a patent or copyright of a third party, unless prompt written notice thereof is given to Indemnifying Party, or (vi) a claim based upon any infringement for a component of the product not manufactured directly by Indemnifying Party but by third parties. Indemnifying Party shall have no liability for any claim based upon Indemnified Party's continued activities after Indemnifying Party has notified Indemnified Party in writing that Indemnifying Party believes such activities may result in infringement. This
Article 4 states Indemnifying Party's entire obligations regarding infringement.


ARTICLE 5.  QUALITY ASSURANCE

1. Each OEM Sun Press will be delivered in accordance with the testing and specifications detailed in the Ryobi Inspection List attached as Exhibit 4. If an OEM Sun Press meets all parameters in the testing, Presstek is obligated to accept such OEM Sun Press. However if there is a non-conforming parameter, Ryobi is obligated to correct the non-conformance prior to Presstek accepting this shipment. The testing and specifications may be changed by mutual agreement of the parties. Ryobi will ensure that all Sun Presses comply with the applicable safety, electro-magnetic emissions and other product standards of those countries as specified in
     Exhibit 1.2(3). In addition Ryobi shall make best efforts to meet various regulations required by certain countries, provided that Presstek shall bear necessary expenses for that purpose.

2. Ryobi agrees that Presstek or any third party designated by Presstek may perform regular or periodic audits on performance related to product testing as specified in this Agreement to insure compliance with Exhibit 4 attached hereto.

ARTICLE 6. MODIFICATION OF SPECIFICATIONS

     The specifications for the Sun Press have been agreed to and the following shall apply:

1.   The specifications for Sun Press are described in Exhibit 1.

2. If Ryobi asks Presstek to modify the agreed specifications for Presstek's components, Presstek shall advise Ryobi in writing, of whether Presstek accepts such modification as well as any price change for the modification. If the requested modification is rejected by Presstek, Presstek shall provide Ryobi with a written explanation.

3. If Presstek asks Ryobi in writing to modify the agreed specifications for Presstek's components, Ryobi shall advise Presstek in writing, of whether Ryobi accepts such modification as well as any price change for the modification. If the requested modification is rejected by Ryobi, Ryobi shall provide Presstek with a written explanation.

4. If Presstek asks Ryobi in writing to modify the agreed specifications for Ryobi's



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     components, Ryobi shall advise Presstek in writing, of whether Ryobi accepts such modification as well as any price change for the modification. If the requested modification is rejected by Ryobi, Ryobi shall provide Presstek with a written explanation.

5. If Ryobi asks Presstek in writing to modify the agreed specifications for Ryobi's components, Presstek shall advise Ryobi in writing, of whether Presstek accepts such modification as well as any price change for the modification. If the requested modification is rejected by Presstek, Presstek shall provide Ryobi with a written explanation.

6. The parties shall cooperate with one another in considering requested changes to the agreed specifications and either party's approval of such changes shall not be unreasonably withheld. Mutually agreed upon reliability engineering changes which are necessitated by unreasonable failures of Sun Press components related to DI Kits and Consumables will be performed by Presstek at Presstek's expense. Mutually agreed upon reliability engineering changes which are necessitated by unreasonable failures of Sun Press components other than DI Kits and Consumables will be performed by Ryobi at Ryobi's expense.


ARTICLE 7. OTHER DEVELOPMENT PROJECTS

1. Ryobi agrees that Presstek reserves the right to participate in other development projects while Presstek is working with Ryobi on the Sun Press Project.

2. Presstek agrees that Ryobi reserves the right to participate in other development projects while Ryobi is working with Presstek on the Sun Press Project.

3. Neither party shall use any technology which is the property of the other party for any other development projects.

4. Any new development project between Presstek and Ryobi shall be subject to the negotiation of a new definitive agreement between the parties.


CHAPTER 2.  DI KITS (DIRECT IMAGING KITS)

ARTICLE 8. SUPPLY OF DI KITS

1. Ryobi shall purchase DI Kits from Presstek for manufacturing Ryobi 3404DI Presses.

2. Presstek shall transfer Presstek DI Kits to Ryobi for manufacturing OEM Sun Presses on a consignment basis at no cost.

3.   Ryobi will furnish a 12-month rolling unit forecast of DI Kits for Presstek



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     updated quarterly, with the first 3 months firm. The initial prices of the spare parts are as set forth on EXHIBIT 7.

4. Ryobi shall submit to Presstek individual firm order sheet(s) for DI Kits of Ryobi 3404DI at least thirty (30) days prior to the corresponding shipment date(s) requested by Ryobi, in which any and all descriptions as to the DI Kits for Ryobi 3404DI to be purchased by Ryobi shall be listed, including but not limited to items such as quantities, shipment dates, destinations, and names of buyers thereof. Providing that OEM SUN Press shipment will be at the end of the Ryobi production month, or early the next month, Ryobi shall receive DI Kits for OEM Sun Presses on a consignment basis from Presstek at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ days before the beginning of the month when production occurs.

5. Within seven (7) days after receipt of each individual firm order sheet, Presstek shall provide Ryobi with a written document by tele-fax or other written instrument, confirming or rejecting the order(s). In the absence of written rejection by Presstek of such an order within seven (7) days after its receipt, Presstek shall be conclusively deemed to have accepted the same. Any and all Purchase Order Schedules and each individual firm order sheet shall be subject to the terms and conditions of this Agreement unless otherwise agreed upon by the parties.

ARTICLE 9. PRICES AND PAYMENTS OF DI KITS

1. The Base Price of the DI Kits is defined in Exhibit 5. Changes in the Base Price will be based upon valid Yen/Dollar fluctuations in accordance with
      Exhibit 6. Unless otherwise expressly agreed upon, said prices shall be F.O.B. point of shipment and exclusive of customs duties and applicable sales taxes, if any.

2. Unless otherwise expressly agreed upon, Ryobi shall open a standby Letter of Credit for Presstek in the amount of [CONFIDENTIAL TREATMENT REQUESTED] /*/ to cover DI Kits and their spare parts and Ryobi will make payments on an open account basis, on net [CONFIDENTIAL TREATMENT REQUESTED] /*/ days terms.

3. Ryobi shall bear shipping charges, duties and taxes of DI Kits for Ryobi 3404DI Presses. However, Presstek shall bear shipping charges, duties and taxes of DI Kits for OEM Sun Presses.

ARTICLE 10. MANAGEMENT OF CHANGE IN DESIGN

1. Presstek shall notify Ryobi of any future change in DI Kits which would affect the form, fit, interchangeability or function of DI Kits, including any price change.

2. Ryobi has the right to approve or reject any proposed change, such approval not to be unreasonably withheld, conditioned or delayed.







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3.   If Ryobi rejects such change, faithful discussion shall be taken place to reach alternative solution.

4. If the change is approved, Presstek is required to offer the schedule for the implementation of such change.

5. Presstek shall inform Ryobi of all necessary information regarding mandatory retrofits due to Presstek's change.

ARTICLE 11. WARRANTY OF DI KITS

1. Presstek represents and warrants that DI Kits shall be free from defects in function, quality, material and workmanship for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ months from the date of installation to the end user or [CONFIDENTIAL TREATMENT REQUESTED] /*/ months from the date of shipment by Presstek to Ryobi whichever is earlier. Presstek also warrants that the spare parts of DI Kits (except consumable items) shall be free from defects in function, quality, material and workmanship for [CONFIDENTIAL TREATMENT REQUESTED] /*/ months from the date of receipt thereof by a customer from Ryobi or Ryobi's distributor and further warrants that DI Kits meet the specifications, samples or other drawings as agreed upon between Presstek and Ryobi. When Ryobi finds a breach of the above warranty, Ryobi shall inform Presstek in writing of any such breach with supporting evidence. Upon request of Presstek, Ryobi shall return defective products or part for inspection. Presstek shall, at the option of Presstek, either (i) replace the DI Kits in breach of the warranty, (ii) deduct the payment to that extent or (iii) credit to future invoices. The warranty of Presstek shall be limited to the above mentioned.

2. Presstek shall have the obligation to supply spare parts for DI Kits for minimum [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the date of expiration or termination of this Agreement.

3. PRESSTEK MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE DI KITS OTHER THAN THOSE SET FORTH IN THIS AGREEMENT. THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY PRESSTEK WITH RESPECT TO THIS AGREEMENT OR THE DI KITS TO BE SUPPLIED HEREBY.

ARTICLE 12. PRODUCT LIABILITY OF DI KITS

Presstek shall indemnify, defend and hold harmless Ryobi, its distributors or agents, directors, officers or affiliates from any or all claims, demands, suits, losses, liabilities or expenses by third parties who were injured and/or damaged to their property as a result of any defect of DI Kits unless such claims, demands, suits, losses, liabilities or expenses by third parties are attributed to Ryobi or the Sun Press except the DI Kit. Each party shall promptly and cooperatively respond





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to the other party's request to investigate the cause of such accident, should it occur, in order to resolve such product liability related issues. Presstek shall be required to maintain adequate property, casualty and product liability insurance to cover damage to property or personal injury which arise at a customer's location and is caused by any defect or failure of the DI Kits manufactured by Presstek.

ARTICLE 13. INSPECTION BY RYOBI

Ryobi shall inspect the appearance and quantity of DI Kits within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days of the receipt of DI Kits at its warehouses or other designated places of Ryobi. Ryobi shall inform Presstek in writing of any shortage or defects, which have been found by the appearance inspection with supportive evidence. Presstek shall, at the option of Presstek, either (i) send the quantity of DI Kits and their spare parts to fill shortage or replacements of defective DI Kits and their spare parts, (ii) deduct the payment to that extent or (iii) credit to future invoices. Presstek's warranty under ARTICLE 11 shall survive the passing of this inspection.


CHAPTER 3.  DISTRIBUTION OF DI PRODUCTS TO RYOBI DISTRIBUTORS

ARTICLE 14. DISTRIBUTION OF DI PRODUCTS

1.   Ryobi distributors may purchase DI Products directly from Presstek

2. Distributors are entitled to purchase PEARLdry Plus plate free surface freight for "skid lot" purchases ([CONFIDENTIAL TREATMENT REQUESTED] /*/ Boxes minimum purchase per order).

ARTICLE 15. [CONFIDENTIAL TREATMENT REQUESTED] /*/

ARTICLE 16. SPARE PARTS OF DI KITS

Ryobi and Presstek must maintain an adequate stock of spare parts to satisfy the needs of the customers, distributors and factory.


CHAPTER 4.  DISTRIBUTION OF SUN PRESS

ARTICLE 17.  DISTRIBUTION OF RYOBI 3404DI PRESS

Ryobi shall sell, market, lease, promote, distribute and otherwise commercially exploit the Ryobi 3404DI Press in all countries worldwide.







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ARTICLE 18. DISTRIBUTION OF OEM SUN PRESS

Ryobi shall manufacture and sell the OEM Sun Press only to Presstek. Presstek may re-sell, lease, market, distribute, promote and otherwise commercially exploit the OEM Sun Press worldwide under other brand(s) through Presstek's channel(s). Such distribution of the OEM Sun Press shall not be made through more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and with more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and with more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ name in any country. Each OEM Sun Press shall have the Ryobi name label and country of origin placed on the non-operator side of the press. The cosmetics and model name for any OEM Sun Press must be different from the Ryobi 3404DI Press. To prevent interchangeability, the Plate Roll Cassettes furnished by Presstek on the Ryobi 3404DI Presses and the OEM Sun Presses will be different.

ARTICLE 19. PROCEDURE OF ORDERING

1. Presstek shall furnish a 12-month rolling unit forecast of OEM Sun Presses to be purchased from Ryobi, updated quarterly, with the first 3 months firm.

2. In accordance with Purchase Order Schedule, Presstek shall submit to Ryobi every [CONFIDENTIAL TREATMENT REQUESTED] /*/ months an individual firm order sheet(s) at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ days prior to the corresponding shipment date(s) requested by Presstek, in which any and all descriptions as to the OEM Sun Presses to be purchased from Ryobi shall be listed, including but not limited to items such as quantities, shipment dates, destinations, and names of buyers thereof. Also, Ryobi shall receive DI Kits for OEM Sun Presses on a consignment basis from Presstek at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ days before the beginning of the month when the production occurs. Ryobi shall ship OEM SUN Press at end of Ryobi Production month or early the next month.

3. Within seven (7) days after receipt of each individual firm order sheet, Ryobi shall provide Presstek with a written document by tele-fax or other written instrument, confirming or rejecting the order(s). Ryobi may reject such an order only if it would not conform with the terms and conditions of this Agreement or if Ryobi would be unable to fill such an order due to such causes beyond the reasonable control of Ryobi as may be considered a Force Majeure under Article 35, herein. In the absence of written rejection by Ryobi of such an order within seven (7) days after its receipt, Ryobi shall be conclusively deemed to have accepted the same. Any and all Purchase Order Schedules and each individual firm order sheet shall be subject to the terms and conditions of this Agreement unless otherwise agreed upon by the parties hereto.

4. All OEM Sun Presses manufactured by Ryobi for Presstek channel(s) shall be sold to Presstek. The following general principles shall apply to all OEM Sun Presses purchased by Presstek:

     (1) Presstek shall transfer DI Kits to Ryobi on a consignment basis at no cost.











/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     The title to DI Kits shall belong to Presstek even after the delivery thereof to Ryobi.

     (2) Shipping charges, import duties and other expenses to import DI Kits to Ryobi shall be borne by Presstek.

     (3) Ryobi shall sell the finished products to Presstek at Ryobi price and Presstek shall sell the products to Presstek's customer (hereinafter referred to as "Presstek Customer").

5. Ryobi shall furnish 3404DI-operation manual, 3404DI-service manual, 3404DI parts list and 3404DI-electrical service manual in English to Presstek.

ARTICLE 20. MANAGEMENT OF CHANGE

1. Ryobi shall notify Presstek of any future changes in Ryobi Design which would affect the form, fit, interchangeability or function of Ryobi Design, including any price changes.

2.   Presstek has the right to approve or reject any proposed change.

3. If Presstek rejects such change, faithful discussion shall be taken place to reach alternative solution.

4. If the change is approved, Ryobi is required to offer the schedule for the implementation of such change.

5. Ryobi shall inform Presstek of all necessary information regarding mandatory retrofits due to Ryobi's change.

ARTICLE 21. CUSTOMER  ASSISTANCE

1. Presstek is solely responsible for the installation, warranty and post-warranty service on the OEM Sun Presses. Any work requested from Ryobi by Presstek will be charged by Ryobi at the customary rates for this type of service including traveling expenses.

2. Ryobi is solely responsible for the installation and warranty and post-warranty service on the Ryobi 3404DI Presses, including DI Kits sold through Ryobi distributors under terms and conditions of this Agreement unless otherwise agreed by the parties. Any work requested from Presstek by Ryobi will be charged by Presstek at the customary rates for this type of service including traveling expenses. However, Presstek is responsible for supplying spare parts and technical information for DI Kits directly to Ryobi's distributors. Reference to Distribution Agreement.

ARTICLE 22. DETERMINATION OF SPECIFICATIONS

1. During the term of this Agreement, Presstek may order products for Presstek Customer to Ryobi whose specifications have been established by Presstek and Ryobi.

2. Basic Specifications for Sun Press are described in Exhibit 1. And specifications for OEM Sun Presses shall be based on this Exhibit 1 with some limited alterations which may increase the price.

3. Additional performance Specifications for OEM Sun Presses may be added upon mutual agreement to Exhibit 1 at a later date.

ARTICLE 23. PRICES AND PAYMENTS OF OEM SUN PRESSES

1. The Base Price of the Sun Presses and Options is defined in Exhibit 5. Changes in the Base Price will be based upon valid Yen/Dollar fluctuations in accordance with Exhibit 6.Unless otherwise expressly agreed upon, said prices shall be F.O.B. port of Japan and exclusive of customs, duties and applicable sales taxes, if any.

2. Title and risk of loss of OEM Sun Presses shall pass to Presstek from Ryobi FOB Japan Port of Export.

3. Unless otherwise expressly agreed upon, Presstek shall open a standby Letter of Credit for Ryobi in the amount of [CONFIDENTIAL TREATMENT REQUESTED] /*/ to cover OEM Sun Presses and their spare parts and Presstek will make payments on an open account basis, on net [CONFIDENTIAL TREATMENT REQUESTED] /*/ days terms.

4.   Presstek shall bear all shipping charges and duties of OEM Sun Presses.

ARTICLE 24. CARGO INSURANCE FOR OEM SUN PRESSES

With respect to shipments ex FOB, Presstek shall arrange insurance from a point within the country of shipment to a point within the country of destination.

ARTICLE 25. INSPECTION

Presstek shall inspect on the appearance and quantity of OEM Sun Presses within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days of the receipt of OEM Sun Presses at their warehouses or other designated places of Presstek. Presstek shall inform Ryobi in writing of any shortage or defects, which have been found by the appearance inspection with supportive evidence. Ryobi shall, at the option of Ryobi, either (i) send the quantity of OEM Sun Presses and their spare parts to fill shortage or replacements of defective OEM Sun Presses and their spare parts, (ii) deduct the payment to that extent or (iii) credit to future invoices. Ryobi's warranty under ARTICLE 26 shall survive the passing of this inspection.

ARTICLE 26. WARRANTY OF SUN PRESSES

1. Ryobi represents and warrants that Sun Presses and spare parts (except consumable items) shall be free from defects in function, quality, material and workmanship for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ months from the date of installation of the press to the end-user or [CONFIDENTIAL TREATMENT REQUESTED] /*/ months from the date of shipment by Ryobi to Presstek or an authorized distributor of Presstek, whichever is earlier, and Ryobi also hereby warrants that Sun Presses meet the specifications, samples or other drawings as agreed upon between Presstek









/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     and Ryobi. Where Presstek finds a breach of the above warranty, Presstek shall inform Ryobi in writing of any such breach with supportive evidence. Upon request of Ryobi, Presstek shall return defective Sun Presses or parts for inspection. Ryobi shall send spare parts to replace defective parts under warranty free of charge, or, if the level of defect is beyond the OEM Customer's capability, Ryobi shall visit and inspect such presses and Ryobi and Presstek will jointly decide how to resolve the issue.

2. Ryobi shall have the obligation to supply the spare parts of Sun Presses for minimum [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the date of expiration or termination of this Agreement.

3. RYOBI MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUN PRESS OTHER THAN THOSE SET FORTH IN THIS AGREEMENT. THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY RYOBI WITH RESPECT TO THE SUN PRESSES TO BE SUPPLIED HEREBY.

ARTICLE 27. PRODUCT LIABILITY OF SUN PRESSES; INSURANCE

1. Ryobi shall indemnify, defend and hold harmless Presstek, its distributors, customers, directors, officers or affiliates from any or all claims, demands, suits, losses, liabilities or expenses by third parties who were injured and/or damaged to their property as a result of any defect of Sun Presses unless such claims, demands, suits, losses, liabilities or expenses by third parties are attributed to the negligence of Presstek or Presstek Customer. Each party shall promptly and cooperatively respond to the other party's request to investigate the cause of such accident, should it occur, in order to resolve such product liability related issues.

2. Ryobi shall be required to maintain adequate property, casualty and product liability insurance to cover damage to property or personal injury which arise at a customer's location and is caused by any defect or failure of the Sun Press manufactured by Ryobi. Ryobi shall carry such insurance during the term of this Agreement and for a period not less than [CONFIDENTIAL TREATMENT REQUESTED] /*/ years after termination, and in each case shall be required to name Presstek as an additional insured on a non-contributory basis if possible or to do whatever is necessary to ensure that the coverage inures to the benefit of Presstek, its distributors and customers.

ARTICLE 28. USE OF TRADEMARKS

1. Ryobi may use the trademarks or tradenames owned by Presstek or trademarks or tradenames specified by Presstek and included in Exhibit 3











/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     (hereinafter referred to as "Trademark") for the purposes of advertising, promoting, manufacturing and distribution of Sun Presses hereunder. In addition, Ryobi shall place the DI Logo on all Sun Presses in a mutually agreed upon location on each such press.

2. In respect of Sun Presses or containers thereof, Ryobi shall not use any Trademark in such a manner as would threaten distinguishability, identifiability or effectiveness thereof or use other trademarks in combination with Trademark.

3. Ryobi hereby acknowledges that Trademark used hereunder shall exclusively belong to Presstek or Customer. Ryobi shall not use, register or apply any trademarks which are the same or confusingly similar to the Trademarks except for the implementation of this Agreement.

4. Ryobi's name shall be placed on the electrical specification plate of the non-operator side of the OEM Sun Press in the format previously agreed.

5. Upon termination or suspension of this Agreement, Ryobi shall cease use of all Trademarks except as authorized in writing by Presstek.


CHAPTER 5.  GENERAL

ARTICLE 29. CONFIDENTIALITY

Both parties shall keep all confidential information which is transmitted between the parties in connection with this agreement confidential under the terms of the Confidentiality Agreement between the parties attached hereto as
Exhibit 8. The Confidentiality Agreement attached as Exhibit 8 supercedes and replaces the Confidentiality Agreement dated as of December 22, 1998 that was previously executed by the parties.

ARTICLE 30. DURATION

This Agreement shall become effective on the date first above written and, unless sooner terminated pursuant to the provisions herein contained, continue to be in effect for [CONFIDENTIAL TREATMENT REQUESTED] /*/ years. Unless either party gives the other party notice of termination in writing at least 180 days prior to the expiration date of this Agreement or any extension hereof, this Agreement shall be automatically renewed thereafter on a year to year basis successively.

ARTICLE 31. TERMINATION

1. In the event of a Material Breach of this Agreement by either party, the party not in breach of this Agreement may suspend performance hereunder or terminate this Agreement by written notice to the other party if the breach by the other party shall not have been corrected by the party in breach within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days after written notice is given by the party not in breach










/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     complaining of such breach by the other party. For purposes of this Agreement, a "Material Breach" shall mean such breach of rights and obligations by a party under Articles 4 (Intellectual Property Indemnity), 11 (Warranty of DI Kits), 17 (Distribution of Ryobi 3404DI Press), 18 (Distribution of OEM Sun Press), 26 (Warranty of Sun Presses), 27 (Product Liability of Sun Presses), 28 (Use of Trademarks) or 29 (Confidentiality) which can reasonably be expected to put the other party to this Agreement in danger of sustaining loss in excess of [CONFIDENTIAL TREATMENT REQUESTED] /*/.

2. In the event of payment default by a party more than forty-five days past due, the non-defaulting party may suspend performance of its obligations until such payment default is cured.

3. Any right to suspend performance by the non-breaching party does not terminate the continuing performance obligations of the breaching party.

ARTICLE 32. STEPS AFTER TERMINATION

1. If this Agreement is expired or terminated as provided herein, Both parties shall return any samples, specifications, drawings or other confidential information provided by either party to the other party. Any individual sales contracts which have been made prior to such termination or expiration date shall continue to be effective irrespective of such termination or expiration.

2. In the case that this Agreement is terminated by the default or breach of this Agreement by either party, the terminating party may claim for damages to the other party.

3.   The provisions of ARTICLES 3, 4, 11, 12, 26, 27, 28, 29, 31, 32, 33, 34,
     39, 40, 41, 44 and 45 of this Agreement shall survive after the expiration or termination of Agreement.

ARTICLE 33. NOTICE

1. Any notice hereunder shall be sent to the representative of the other party, with the postage prepaid by overnight courier service or facsimile transmission. In an emergency, the notice may be sent to the responsible person of the other, by telephone followed by a facsimile message.

2. Notice of failure to perform this Agreement or of termination of this Agreement shall be sent by overnight courier or facsimile transmission to the receiving party. Any written notice hereunder shall be effective as of the date of dispatch thereof.

ARTICLE 34 ARBITRATION:

All disputes that may arise under or in relation to this Agreement shall be settled by good faith negotiations between the parties. Any such dispute which cannot be settled by such good faith negotiations within sixty (60) days after written notice by one party to the other party shall thereafter be finally settled by binding








/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

arbitration in accordance with the rules of arbitration of the International Chamber of Commerce. As to matters of interpretation of contract law, then the laws of the State of New Hampshire shall apply. As to matters of Presstek Proprietary Rights (other than trade secret matters), then US patent, trademark, and copyright law shall govern such matters, and the laws of the State of New Hampshire shall apply to Presstek trade secret matters. As to matters of Ryobi Proprietary Rights, then Japan patent, trademark, and copyright law shall govern such matters, and the laws of Japan shall apply to Ryobi trade secret matters. The ruling by the arbitration court shall be final and binding and the parties undertake to abide by and to carry out the award immediately and voluntarily. In the event that such award is not immediately abided by and carried out, the award of whatever nature may be enforced without review in any court of competent jurisdiction. The arbitration award shall determine which party shall bear the expenses of the arbitration or the portion thereof which each party shall bear. In case Presstek is a respondent, arbitration shall be conducted in New York in English. In case Ryobi is a respondent, arbitration shall be conducted in Tokyo in Japanese. The parties agree to (i) appoint an arbitrator who is knowledgeable in and familiar with the printing and imaging industry, and instruct the arbitrator to follow substantive rules of law; (ii) require the testimony to be transcribed; and (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision. The arbitrator shall have the authority to permit discovery, to the extent deemed appropriate by the arbitrator, upon request of a party. The arbitrator shall have no power or authority to add to or detract from the written agreement of the parties. All costs and expenses, including attorneys' and the arbitrator's fees, of all parties incurred in any dispute which is determined and/or settled by arbitration pursuant to this section shall be borne equally by the parties. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof. This Article shall not limit the right of any party to sue for injunctive relief, for a breach of the confidential obligations under this Agreement, for a breach relating to intellectual property matters (including trademarks or patents), or a violation of the distribution rights granted herein.

ARTICLE 35. FORCE MAJEURE

1. Any party shall not be liable or be in breach of any provision of this Agreement for any failure or delay on its part to perform any obligation hereof because of acts of God, allocation of parts and components due to civil or military authority, war, riots, civil disturbances, accidents, fire, earthquakes, floods, strikes, lock-outs, labor disturbances, foreign or governmental order or any other cause beyond the reasonable control of to such party (collectively, "Force Majeure"), provided such party shall promptly give notice to the other party of such occurrence and make best efforts to eliminate the effects thereof to the extent possible.

2. If a party is prevented from manufacturing or making deliveries provided for under this Agreement for a commercially unreasonable period not to exceed ninety (90) days by virtue of any above causes, the other party shall have the right to manufacture or arrange for the manufacture of such products by another party; and further provided that upon termination of the cause preventing performance of this Agreement, performance of this Agreement may be resumed upon the party's payment to the other party of such costs as may have been incurred in exercising the rights as above provided.

ARTICLE 36. SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon the parties hereto and their respective successors and assigns, but neither party shall assign this Agreement nor any rights hereunder without a prior written consent of the other party; PROVIDED, HOWEVER, that each party may assign this Agreement with prior written notice to the other party in connection with (a) the sale of all or substantially all of the capital stock or assets of such party, or (b) the acquisition by a third party of a party to this Agreement by merger, consolidation, reorganization or other business combination whereby more than fifty (50) percent of the voting securities of a party to this Agreement are sold or transferred to a third party in a business combination. Notwithstanding the foregoing, however, such business transfer to a third party shall secure the continuous supply of DI Kits or Sun Presses (whichever is applicable) or their related parts at reasonable prices for at least one year

ARTICLE 37. TERMINATION OF SUN PRESSES.

Either party may decide to terminate business with the Sun Press. Should a party decide to terminate business with the Sun Press, the terminating party shall promptly notify the non-terminating party to provide the non-terminating party with sufficient time to make appropriate alternative arrangements. In no case, however, shall the non-terminating party be given notice of less than one year's notice of the terminating party's intent to terminate except if there is less than one year left on the term of this Agreement. If a party terminates business with the Sun Press, the terminating party shall make every effort to assist the non-terminating party in continuing to manufacture and sell the Sun Press. If a party terminates business with the Sun Press, both parties shall have the obligation to supply spare parts for [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the date of the termination.

ARTICLE 38. TRADE TERMS

All trade terms provided in this Agreement or individual contracts relating thereto shall be interpreted in accordance with the latest terms of the International Chamber of Commerce.












/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 39. ESCROW ARRANGEMENT

The parties agree that in order to warrant each party's access to the other party's proprietary technology, especially software, concerning OEM Sun Presses and DI Kits, as provided for herein, the parties shall establish an escrow with a certain escrow agent to provide for the retention, administration and controlled access of the proprietary technology materials of each party. The details of the escrow arrangement shall be discussed and negotiated separately, and the parties shall forthwith execute an escrow agreement to implement said arrangement.

ARTICLE 40. GOVERNING LAW

The validity, construction and performance of this Agreement shall be governed by laws of wherever the arbitration should take place; provided, that as to matters of Presstek Proprietary Rights (other than Presstek trade secret matters), then US patent, trademark, and copyright law shall govern and the laws of the State of New Hampshire shall apply to trade secret matters, and as to matters of Ryobi Proprietary Rights, then Japanese patent, trademark and copyright law shall govern.

ARTICLE 41. WAIVER

Any default or delay by either party in exercising any of its rights or remedies shall not be deemed to be waiver thereof or a change in this Agreement. Any single or partial exercise of any of rights or remedies under this Agreement shall not prevent exercise of or additional exercise of any other rights or remedies.

ARTICLE 42. SEVERABILITY

Any judgment made by the court of jurisdiction or administrative authorities that any of the terms hereof or part thereof is illegal or void shall not affect validity of the rest of that term or of the other terms thereof, which shall be fully effective as if the terms or part thereof so judged illegal or void were not included herein.

ARTICLE 43 DISCUSSION

If a situation arises where any of the above articles do not cover such new situation, both parties shall faithfully discuss to resolve such matter in good faith and with reference to the articles of this Agreement.

ARTICLE 44 CONSEQUENTIAL DAMAGES

EXCEPT FOR THE PARTIES' OBLIGATIONS OF INDEMNITY AS EXPRESSLY PROVIDED IN THIS AGREEMENT AND THE OBLIGATIONS PURSUANT TO THE CONFIDENTIALITY AGREEMENT, WHICH SHALL BE GOVERNED BY ITS TERMS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY SPECIAL, PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO ANY PARTY'S BUSINESS REPUTATION OR GOODWILL, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT

(INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, WHETHER OR NOT THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

The purpose of Section 44 is to limit monetary claims to amounts that can be predicted and are quantifiable, which are a direct result of the breach that initiates the monetary claim, by excluding "punitive," "incidental" and other "indirect" monetary claims, which are usually intended to include out-of-pocket expenses directly attributable to a breach. Since intellectual property of both Ryobi and Presstek is extremely important, this section does not limit amount of monetary claims for a breach associated with a misuse of intellectual property. This section also does not limit the amount of monetary claims for a breach associated with the Confidentiality Agreement.

ARTICLE 45 TAXES

1. With regard to Taxes that may arise in connection with Presstek distribution activities, Presstek shall be responsible for and shall bear and pay (or reimburse Ryobi for, to the extent paid by Ryobi) all Taxes (but excluding any net income taxes imposed on Ryobi) which are owed or imposed under or by any governmental authority or agency in connection with the Presstek distribution activities.

2. With regard to Taxes that may arise in connection with Ryobi distribution activities, Ryobi shall be responsible for and shall bear and pay (or reimburse Presstek for, to the extent paid by Presstek) all Taxes (but excluding any net income taxes imposed on Presstek) which are owed or imposed under or by any governmental authority or agency in connection with the Ryobi distribution activities.

3. If either Presstek or Ryobi would be responsible for any Tax under this Agreement and provides certification of an exemption from such Tax or of a reduced rate of Tax imposed on the other party by an applicable taxing authority, under such taxing authority's rules, then the other party shall not (unless otherwise required by law) invoice for or pay over any such Tax unless and until the applicable taxing authority assesses such Tax.

4. For purposes of this section, "Taxes" shall mean any and all taxes, customs, duties, and similar charges imposed or collected by any governmental entity worldwide or any political subdivision thereof on the distribution of Sun Presses or DI Products and however designated or levied and shall include any interest, penalties, costs, or additions to tax (except as may otherwise be specifically provided herein).

ARTICLE 46. ENTIRE AGREEMENT

This Agreement (including all exhibits and schedules to this Agreement) constitutes the entire agreement between the parties hereto and supersedes all provisions, negotiations, agreements and commitments in respect thereto, including that certain Ryobi-Presstek Memorandum of Understanding, and shall not be released, discharged, changed or modified in any manner except by instruments signed by duly authorized officers or representatives of each of the parties hereto. The parties acknowledge that upon execution of this Agreement, that certain Agreement for Joint Development, Manufacture and Sales of Sun Press is hereby terminated and shall have no further force and effect.


IN WITNESS WHEREOF, the parties hereto have signed this Agreement, in duplicate, as hereinbelow indicated.


(Ryobi)                                       (Presstek)
RYOBI LIMITED                                 PRESSTEK, INC.


By: /s/ T. Mifune                             By: /s/ Robert Hallman
    ---------------------------------             ------------------------------
    Title: Senior Vice President                  Title: CEO
    Date: April 5, 2002                           Date: 3/28/02

                                                                 October 9, 2001

                      EXHIBIT 1 - SUN PRESS SPECIFICATIONS

1. Presstek grants Ryobi the right to use the Heath Patent for this project only.

2.   Sun Press specifications and related issues;

     1) The specifications of Sun Press are as described below unless otherwise noted.

          a)   Number of Printing Units 4, each with 4 form rollers

          b) Printing Speed 1,500-7,000 S.P.H. Local conditions, ink, stock and printing quality required will affect the maximum printing speed.

          c)   Max. Paper Size (W x L) 340 x 460 mm (13.39 x 18.11")

          d)   Min. Paper Size (W x L) 90 x 100 mm (3.54 x 3.94")

          e)   Max. Printing Area (W x L) 330 x 450 mm (12.99 x 17.72")

          f)   Paper Thickness 0.06-0.3 mm (0.0024-0.012")

          g)   Blanket Type Blanket with aluminum bar.

          h)   Blanket Size 526 x 350 x 1.95 mm (20.70 x 13.78 x 0.077")

          i)   Plate Material PEARLdry(TM) Plus (waterless plate x .007" thick)

          j)   Number of Plates 28 per roll

          k)   Plate Setting Auto plate advance mechanism

          l)   [CONFIDENTIAL TREATMENT REQUESTED] /*/

          m) Laser Type FirePower(TM) multi-beam lasers, [CONFIDENTIAL TREATMENT REQUESTED] /*/ per Imaging Unit

          n)   Feeding System Universal feeder (portrait)

          o)   Feeder Pile Capacity 400 mm (15.75")

          p)   Delivery Pile Capacity 400 mm (15.75")

          q)   Power: Three phase 200V, 50/60 Hz, 48A or other voltages

          r)   Wattage: 16kW

          s) Dimensions (L x W x H) 3,230 x 2,635 x 1,665 mm (Including steps and operation stand)

          t)   Weight 4,500kg (9,950 lbs.)

          u) Recommended room conditions: Room temperature 20 - 25 degreesC, Relative humidity 50 - 60%.

          v) Design and specifications are subject to change as agreed upon by Ryobi & Presstek. Specifications may differ slightly depending on the country.

     2)   The following options are available for OEM Sun Presses.

          a)   Multisize Paper Feed table

          b)   IR Dryer

          c)   PDS-E Density control system.

          d) Presstek shall furnish different type Plate Roll Cassettes for Ryobi-brand press and OEM-brand press so there will be no interchangeability.

     3)   Presses to be offered for:

          -    United States of America shall meet UL 775 and FCC Requirements;
               and

          -    Europe shall meet GS and EMC requirements.

3. For the sake of product liability, a small data plate shall be placed on non operator side of OEM-brand presses which should indicate Ryobi/Presstek as being manufacturer.




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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

4.   Software License Agreement for supplying digital data for manuals

     1) Ryobi will supply digital data to Presstek for the purpose of supporting Presstek's service to Presstek Customers. Ryobi accepts that OEM partner(s) can transfer the digital data to their distributors and customers.

     2) Ryobi assumes no responsibility or liability for any errors or inaccuracies that may appear in the Presstek's materials produced by the data that Presstek quoted from Ryobi's supplied data.

     3) Regardless of the above item a), Ryobi accepts that Presstek transfers the digital data to OEM partner(s), distributors and customers.

5.   Design Patent Agreement

     1) Article 2 of the Joint Application Agreement (ref. 000926), Exhibit 2 includes:

          "(Proceedings and Costs) Necessary proceedings for obtaining design registration for the Design Applications and other necessary proceedings for maintenance and administration of the design rights shall be conducted by Ryobi or Ryobi's attorney, and Presstek shall cooperate with Ryobi in such proceedings. The Parties shall equally bear the costs thereof."

     2) As of October 9, 2001, Ryobi completed application of the design patent for the Ryobi 3404DI for 10 countries. Ryobi paid the application fee for 10 countries and the registration fee for only Japan. Presstek accepted Ryobi's invoice for [CONFIDENTIAL TREATMENT REQUESTED] /*/ (half cost of [CONFIDENTIAL TREATMENT REQUESTED] /*/) as Presstek's share of the cost.

     3) In the future, Ryobi will pay design patent registration fees for the 9 remaining countries except Japan.

     4) At the end of each March and September, Ryobi will inform Presstek of design patent registration fees involved in the previous 6 months. Ryobi will send an invoice for payment of 1/2 the registration fees, until the registration of the design patent is finished. The invoice for registration fees including copies of bills issued by Ryobi's attorney for design patent registration fees will be sent by DHL to the attention of Diane Bourque, Controller of Presstek.

6. Additional Features and Modifications To Be Introduced In 2002. There are some additional items beyond the afore-mentioned 2 Sun Press specifications and related issues. Such items are listed in Exhibit 5-A-b.





/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                     EXHIBIT 2 - CONSUMABLES SPECIFICATIONS

                            - PLATE SPECIFICATIONS -

PRODUCT NAME: Presstek PEARLdry PLUS thermal laser media - spooled product.

PRODUCT DESCRIPTION: Metalized polyester film with silicone coating.

PRODUCT APPLICATION: Plate material for Presstek DI enabled printing presses. The material is spooled on steel cores that engage unwind and take-up mechanisms integral to the press plate cylinder. The design allows a specific amount of material to be advanced into imaging and printing position. A thermal laser imaging system creates a latent image on the surface of the plate. A subsequent cleaning step removes silicone in the imaged areas, creating an ink-receptive printing master. Up to 20,000* copies can be produced from the printing master.

* Actual run length performance may vary.

PRODUCT SPECIFICATION:
------------------------------------------------------------------
                            SUN Press
------------------------------------------------------------------
Spool width                 [CONFIDENTIAL TREATMENT REQUESTED] /*/
------------------------------------------------------------------
Spool Length                [CONFIDENTIAL TREATMENT REQUESTED] /*/
------------------------------------------------------------------
Images / Spool               28
------------------------------------------------------------------

Presstek warrants the spooled plate for [CONFIDENTIAL TREATMENT REQUESTED] /*/ from date of the shipment from Presstek.












/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                         EXHIBIT 3 - PRESSTEK TRADEMARKS

DI
ProFire Imaging System
PEARLdry
PEARLdry PLus
Firepower Multibeam Laser
DI Logo (attached)

                    EXHIBIT 4 - QUALITY ASSURANCE COMPLIANCE


[CONFIDENTIAL TREATMENT REQUESTED] /*/



















/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                    EXHIBIT 5 - BASE PRICE LIST FOR DI KITS
                               AND OEM SUN PRESSES


                                  EXHIBIT 5-A-a
                   BASE PRICE OF NON-LASER DI PRESS AND DI KIT


                                                       (Agreed on Jan. 31, 2002)
--------------------------------------------------------------------------------

                         Base Yen Price (A)            Base rate (R1)


--------------------------------------------------------------------------------
Non-laser DI press       Yen [CONFIDENTIAL TREATMENT
                         REQUESTED] /*/                [CONFIDENTIAL TREATMENT
                                                       REQUESTED] /*/ Yen/$

--------------------------------------------------------------------------------
DI Kit                   Yen [CONFIDENTIAL TREATMENT
                         REQUESTED] /*/                [CONFIDENTIAL TREATMENT
                                                       REQUESTED] /*/ Yen/$

--------------------------------------------------------------------------------

Note 1. The above base price is based on 2-1) in Exhibit 1, and there are some additional features and modifications to be introduced in 2002. And the prices of such items are shown in Exhibit 5-A-b.

















/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                  EXHIBIT 5-A-b
       SOME ADDITIONAL FEATURES AND MODIFICATIONS TO BE INTRODUCED IN 2002


                                                                                     March 11, 2002
---------------------------------------------------------------------------------------------------
                                                          Xerox                       KBA
                                                 [CONFIDENTIAL TREATMENT    [CONFIDENTIAL TREATMENT
  No.   Item                                         REQUESTED] /*/             REQUESTED] /*/
===================================================================================================
   1)   Base price                                     [CONFIDENTIAL TREATMENT REQUESTED] /*/
---------------------------------------------------------------------------------------------------
   2)   UL extra                                 [CONFIDENTIAL TREATMENT        --------------
        (Final cost on Mar.11, 2002)                 REQUESTED] /*/
---------------------------------------------------------------------------------------------------
   3)   GS extra                                  ------------------        [CONFIDENTIAL TREATMENT
        (=CE-extra, unexpected amount)                                          REQUESTED] /*/
---------------------------------------------------------------------------------------------------
   4)   Extra cost                               [CONFIDENTIAL TREATMENT        --------------
        due to Xerox special demand test             REQUESTED] /*/
---------------------------------------------------------------------------------------------------
   5)   Extra cost                                ------------------        [CONFIDENTIAL TREATMENT
        due to KBA special demand test                                          REQUESTED] /*/
---------------------------------------------------------------------------------------------------
   6)   Cost up for KBA cover                     ------------------        [CONFIDENTIAL TREATMENT
                                                                                REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
   7)   Ryobi-recommended up-grade                     [CONFIDENTIAL TREATMENT REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
        (a) [CONFIDENTIAL TREATMENT                    [CONFIDENTIAL TREATMENT REQUESTED] /*/
            REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
        (b) [CONFIDENTIAL TREATMENT                    [CONFIDENTIAL TREATMENT REQUESTED] /*/
            REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
   8)   Various modifications                          [CONFIDENTIAL TREATMENT REQUESTED] /*/
        already done
-----------------------------------------------------------------------------------------------------
   9)   IR dryer                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
  10)   IR dryer (at promotional price)                [CONFIDENTIAL TREATMENT REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
  11)   Multi-size paper feed table                    [CONFIDENTIAL TREATMENT REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
  12)   Multi-size paper feed table (at                [CONFIDENTIAL TREATMENT REQUESTED] /*/
        promotional price)
-----------------------------------------------------------------------------------------------------
  13)   PDS-E                                          [CONFIDENTIAL TREATMENT REQUESTED] /*/
-----------------------------------------------------------------------------------------------------
  14)   PDS-E (at promotional price)                   [CONFIDENTIAL TREATMENT REQUESTED] /*/
-----------------------------------------------------------------------------------------------------

Note: The above dollar prices in (  ) are converted with base rate of Yen110/$.


/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT 6
             PRICING SCHEME FOR ADJUSTING EXCHANGE RATE FLUCTUATION

(1) The adjustment of prices for non-laser DI press and DI kit shall be made every [CONFIDENTIAL TREATMENT REQUESTED] /*/ months as mathematically expressed in the equation below in the below Table 1. However, unless the difference between the exchange rates is more than +/- [CONFIDENTIAL TREATMENT REQUESTED] /*/ yen since the previous adjustment at the [CONFIDENTIAL TREATMENT REQUESTED] /*/ month adjustment interval, there will be no adjustment. However, if the difference of the exchange rate (at the [CONFIDENTIAL TREATMENT REQUESTED] /*/ month adjustment interval) is more than +/- [CONFIDENTIAL TREATMENT REQUESTED] /*/ yen as compared with the rate at the last adjustment, the adjustment will be made as stipulated in Table 1.

(2)  Exchange rate for calculation

     a) December 15 rate shall be used for the pricing in the January - June shipment period, and the June 15 rate shall be used for the July - December shipment period.

     b) R1 in the Table 1 is the first rate (=base rate) corresponding to the "first 6 month period". And it was mutually agreed to set R1=110Yen/$ to initialize the formula.

Table 1:

------------------------------------------------------------------------------------------------------
                                                Official        Actual Applicable
        Shipment         Standard FOB Japan   Exchange Rate       Exchange Rate      FOB Japan Price
          Month             Price (Yen)                          for Calculation         in US$
------------------------------------------------------------------------------------------------------
First period                     A                 R1               R'1=R1               A/R'1
(Prior to the end of
2001)
------------------------------------------------------------------------------------------------------
Second period                    A                 R2            R'2=(R1+R2)/2           A/R'2
(Jan. - June, 2002
shipment)
------------------------------------------------------------------------------------------------------
Third Period                     A                 R3            R'3=(R1+R3)/2           A/R'3
(July - Dec., 2002
shipment)
------------------------------------------------------------------------------------------------------
(n-1)th 6 months                 A                Rn-1         R'n-1=(R1+Rn-1)/2         A/R'n-1
------------------------------------------------------------------------------------------------------
n-th 6 months                    A                Rn             R'n=(R1+Rn)/2           A/R'n
------------------------------------------------------------------------------------------------------

Note: 1) The base Yen price (A) and the base rate (R1) are as per Exhibit 5.

      2) For example, the Second period (Jan. - June, 2002 shipment) for non-laser DI press is calculated as follows, where R2 = 127.57 Yen/$ reported in Wall Street Journal on Dec. 18, which was the first report after Dec. 15, 2001.

         R'2 = (110 + 127.57)/2 = 118.79
         Yen [CONFIDENTIAL TREATMENT REQUESTED] /*/

         The Second period for DI kit is calculated as follows.
         Yen [CONFIDENTIAL TREATMENT REQUESTED] /*/







/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

      3) The actual price of presses will be calculated by adding GS fee, UL fee, etc. on the top of the above figure.

      4) Once the shipment date of goods has been established through mutual correspondence, and if there should be any delay of shipment due to manufacturer's reason, such delayed goods shall not be given any disadvantageous price which might arise as the result of new exchange rate. However, if such delay of shipment is the result of buyer's request, old or new disadvantageous price may be applied on such delayed goods.

      5) If the official exchange rate changes more than +/- [CONFIDENTIAL TREATMENT REQUESTED] /*/% within the [CONFIDENTIAL TREATMENT REQUESTED] /*/ month period, both parties should cooperate on an additional adjustment.










/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                     EXHIBIT 7 - PRICE LIST FOR SPARE PARTS

----------------------------------------------------------------------------------------------------------------------------
PRESSTEK            PRESSTEK          LIST       RYOBI     QTY PER  QTY REC   QTY REC  QTY REC   SHIPPING    PART     REPAIR
 PART #         PART DESCRIPTION      PRICE      PRICE      PRESS    FOR 10   FOR 20    FOR 50   IN KILOS   REPAIR?   PRICE
----------------------------------------------------------------------------------------------------------------------------
S-AEE01741      PCB Assy,               [CONFIDENTIAL         2        1         2        5         5        [CONFIDENTIAL
                70 Volt Switch,           TREATMENT                                                            TREATMENT
                Integrated Head          REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AEE01791      PCB Assy,               [CONFIDENTIAL         2        1         2        5         7        [CONFIDENTIAL
                Backplane,                TREATMENT                                                            TREATMENT
                Integrated Head          REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AEE01801      PCB Assy, Nexen,        [CONFIDENTIAL         2        1         2        5         7        [CONFIDENTIAL
                Integrated Head           TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AEE01931      PCB Assy,               [CONFIDENTIAL        12        2         4        8         5        [CONFIDENTIAL
                Laser Drv,                TREATMENT                                                            TREATMENT
                Integrated Head          REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AEE01961      Kit, Spares,            [CONFIDENTIAL        12        2         4        6         1        [CONFIDENTIAL
                PCB, Laser DRV,           TREATMENT                                                            TREATMENT
                6 Pin                    REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AEE02081        PCB Assy,               [CONFIDENTIAL         1        1         2        5         3        [CONFIDENTIAL
                OHCI Adapter,             TREATMENT                                                            TREATMENT
                3 Port                   REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AFF02981        Kit, Software,          [CONFIDENTIAL         1        2         4        8         2        [CONFIDENTIAL
                3404 DI                   TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AHH04961      Module, PCB Assy,       [CONFIDENTIAL         2        1         2        5         5        [CONFIDENTIAL
                Stepper Drive             TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AHH05471      Integrated Head,        [CONFIDENTIAL         2        0         1        3        50        [CONFIDENTIAL
                Ryobi                     TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AHH05581      Stepper Driver          [CONFIDENTIAL         2        2         4        6         5        [CONFIDENTIAL
                Assy.                     TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AHH04621        Motor Assy,             [CONFIDENTIAL         2        1         2        5         3        [CONFIDENTIAL
                Stepper,                  TREATMENT                                                            TREATMENT
                Integrated Head          REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AHH04941        Pump Assy,              [CONFIDENTIAL        12        3         6       15         2        [CONFIDENTIAL
                Diode,                    TREATMENT                                                            TREATMENT
                Integrated Head          REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AHH05161        Sensor, Home,           [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                Integrated Head           TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AHH05381        Laser Package,          [CONFIDENTIAL        12        2         4        6         1        [CONFIDENTIAL
                MEP, HP, Met              TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-AMM08971      Glass Holder            [CONFIDENTIAL         2        1         2        5         5        [CONFIDENTIAL
                Assy, Ryobi,              TREATMENT                                                            TREATMENT
                w/screws                 REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AMM0170A        Leadscrew               [CONFIDENTIAL         2        1         2        2         6        [CONFIDENTIAL
                (2mm Pitch                TREATMENT                                                            TREATMENT
                for 1270/2540 dpi)       REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AMM08851        Clamp Assy, diode       [CONFIDENTIAL        12        2         4        8         2        [CONFIDENTIAL
                                          TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AMM09221        Leadscrew               [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                Nutholder Assy            TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07101        Cable Assy,             [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                Network,                  TREATMENT                                                            TREATMENT
                10 Meters, Firewire      REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07331        Cable Assy,             [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                -6VDC                     TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07341        Cable Assy,             [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                24VDC                     TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07351        Cable Assy,             [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                Stepper Control           TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07361        Cable Assy,             [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                Stepper Motor             TREATMENT                                                            TREATMENT
                Drive                    REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07371        Cable Assy,             [CONFIDENTIAL         2        1         2        5         2        [CONFIDENTIAL
                Peripherals               TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07411        Cable Assy,             [CONFIDENTIAL         1        1         2        4         2        [CONFIDENTIAL
                -6VDC, T2                 TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07421        Cable Assy,             [CONFIDENTIAL         1        1         2        4         2        [CONFIDENTIAL
                +24VDC, T2                TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07431        Cable Assy,             [CONFIDENTIAL         1        1         2        4         2        [CONFIDENTIAL
                Stepper Control,          TREATMENT                                                            TREATMENT
                T2                       REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
AWW07441        Cable Assy,             [CONFIDENTIAL         1        1         2        4         2        [CONFIDENTIAL
                Stepper Motor             TREATMENT                                                            TREATMENT
                Drive, T2                REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
S-CBC00091      Kit, Spares,            [CONFIDENTIAL         1        1         1        2         2        [CONFIDENTIAL
                PCB, OHCIADAPT,           TREATMENT                                                            TREATMENT
                3 Port                   REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
EYY00881        Power Supply,           [CONFIDENTIAL         1        1         2        5         6        [CONFIDENTIAL
                Switching,                TREATMENT                                                            TREATMENT
                6V, 24V, 70V             REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------
MFC03351        Shoulder Screw          [CONFIDENTIAL         2        0         0        2         1        [CONFIDENTIAL
                                          TREATMENT                                                            TREATMENT
                                         REQUESTED]/*/                                                        REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------------


/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

---------------------------------------------------------------------------------------------------------------------------------
PRESSTEK         PRESSTEK               LIST           RYOBI     QTY PER  QTY REC   QTY REC  QTY REC   SHIPPING    PART    REPAIR
 PART #      PART DESCRIPTION           PRICE          PRICE      PRESS    FOR 10   FOR 20    FOR 50   IN KILOS   REPAIR?   PRICE
---------------------------------------------------------------------------------------------------------------------------------
MFC03361     Shoulder Screw                [CONFIDENTIAL            2        0         0        2         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH0158A     Fitting,
             Barb 3/8 Tube X 1/4 NPT       [CONFIDENTIAL            2        0         0        2         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH0224A     Oring Cord,                   [CONFIDENTIAL            4        0         0        2         1        No      N/A
             4mm, X.X ft LG                  TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH04851     Shaft Coupling                [CONFIDENTIAL            2        0         0        5         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH04861     O Ring,BUNA-N,70D             [CONFIDENTIAL            6        0         0        2         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH05261     Standoff                      [CONFIDENTIAL            6        0         0        2         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH05271     Belleville Washer             [CONFIDENTIAL            4        0         0        2         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH05981     Coupling, Shaft,              [CONFIDENTIAL            2        0         1        1         1        No      N/A
             1/4X5/16 BRE MET                TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHH05281     O Ring, Buna-N,70D            [CONFIDENTIAL            2        0         0        2         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHM07211     Cover, Top,                   [CONFIDENTIAL            2        0         1        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHM07221     Cover, Back,                  [CONFIDENTIAL            2        0         1        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHM07231     Shield, Laser,                [CONFIDENTIAL            2        0         1        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM06041     Clamp, Diode,                 [CONFIDENTIAL           12        0         1        1         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MHM07441     Craddle, Firewire Con,        [CONFIDENTIAL            2        0         1        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM16311     Mount, Stepper Motor,         [CONFIDENTIAL            2        0         0        2         2        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM16321     Support, Leadscrew,           [CONFIDENTIAL            2        0         0        2         2        No      N/A
             Integrated Hd                   TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM17401     Worm Gear, Steering,          [CONFIDENTIAL            6        0         0        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM17431     Rework, Screw, Captive,       [CONFIDENTIAL            4        0         0        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM19591     Rework, Standoff, Bkpln,      [CONFIDENTIAL            3        0         0        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM19791     Rework, Screw, Captive,       [CONFIDENTIAL            2        0         0        2         1        No      N/A
             X-Adjust Cover, IH              TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM20221     Rework, Standoff, Cover,      [CONFIDENTIAL            4        0         1        2         3        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM21121     Cover, X-Adjust,Steering,     [CONFIDENTIAL            2        0         1        2         2        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM22311     Pin, Alignment, Boards,       [CONFIDENTIAL            2        1         2        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM22541     Stud, Board Mount,            [CONFIDENTIAL            6        0         0        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM23531     Heatsink, #1, NSC,            [CONFIDENTIAL            2        0         0        2         2        No      N/A
             24 Diode, IH                    TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MMM24001     Blk, Nut Holder,              [CONFIDENTIAL            2        0         1        2         1        No      N/A
             Integrated Head                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
MMM27201     Gear, Worm, X-Adjust, IH      [CONFIDENTIAL           12        2         4        6         1        No      N/A
                                             TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
MYY02921     Gap Pad, Thermal,             [CONFIDENTIAL            2        0         0        2         1        No      N/A
             TopCvr Heatsink                 TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
RCC0002A     Chiller Fluid,                [CONFIDENTIAL            1        0         0        0        25        No      N/A
             Prop Glycol                     TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
RYY02651     Rubber Strip,                 [CONFIDENTIAL            2        0         1        2         1        No      N/A
             Sponge (1/2" x 1/4" x 4")       TREATMENT
                                            REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------

    Notes:
---------------------------------------------------------------------------------------------------------------------------------
1.  Shipping weights are estimates.
---------------------------------------------------------------------------------------------------------------------------------
2.  Pricing subject to change.
---------------------------------------------------------------------------------------------------------------------------------














/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                      EXHIBIT 8 - CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT

         This agreement (the "Confidentiality Agreement") is made and entered into effective as of April 5, 2002, by and between Presstek, Inc., having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051-3907, USA (hereinafter referred to as "Presstek"); and Ryobi Limited, a corporation organized and existing under the laws of Japan, having an office and place of business at 762 Mesaki-cho, Fuchu-shi, Hiroshima-ken, 726-8628, Japan (hereinafter referred to as "Ryobi").

WHEREAS, Presstek and Ryobi, simultaneous with the execution of this Confidentiality Agreement, are entering into an agreement for the manufacturing and distribution of the Ryobi Sun Press and the incorporation of Presstek's Direct Imaging Kits into such presses (the "Manufacturing Agreement");

WHEREAS, in connection with (i) the Manufacturing Agreement, (ii) a potential joint project to be entered into relating to a CTP device (the "CTP Device") and
(iii) a potential joint project to be entered into relating to a new direct imaging press project (the "A2 Press Project"), Presstek and Ryobi may need to disclose to each other certain confidential and proprietary information including trade secrets, know-how and other confidential technical and business information;

WHEREAS, Presstek and Ryobi are parties to separate Confidentiality Agreements dated November 17, 1997 and December 22, 1998, and now desire to provide more fully for the preservation of confidential information disclosed by one party to the other in the course of their dealings under the Sun Press Manufacturing Agreement, any agreement or understanding entered into in connection the CTP Device (a "CTP Agreement") and any agreement entered into in connection with the A2 Press Project (an "A2 Agreement");

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties have agreed as follows:

1. The Confidentiality Agreements dated November 17, 1997 and December 22, 1998, shall be superseded by this Confidentiality Agreement after the date of signature by both parties.

2. Information communicated by one party (the "Disclosing Party") to the other (the "Receiving Party") which the Disclosing Party considers confidential shall, when communicated in documentary form or on computer tape or disc, be marked as "Confidential". In the event information is communicated orally or by transfer of non-documentary materials, the confidential nature of such information shall be confirmed to the Receiving Party in writing within twenty days after such disclosure. "Confidential Information" shall mean any and all information in any form with respect to the Disclosing Party's technical or business matters which are designated by the Disclosing Party as "confidential" in the manner set forth above. Notwithstanding the provisions of this paragraph, as to those subjects which are listed in ATTACHMENT A to this Confidentiality Agreement, it is agreed that all disclosure of information with respect to said subjects shall be considered "Confidential Information," regardless of the form in which it is communicated and whether marked "confidential" or not, unless otherwise indicated in writing by the Disclosing Party. All confidential information communicated between the parties prior to the effective date of this Confidentiality Agreement shall be hereafter governed by the terms and conditions of this Confidentiality Agreement. The obligations of the parties under each of the prior Confidentiality Agreements are hereby confirmed as being in full force and effect, and each party confirms that it has not disclosed or used Confidential Information of the other party in violation of such prior Agreements.

3. The Receiving Party shall maintain all Confidential Information of the Disclosing Party in strict confidence, shall not publish, disseminate, disclose or otherwise make such Confidential Information available to any third party without the prior written consent of the Disclosing party (and then only within the limits of such prior written consent), and shall not use such Confidential Information for any purpose other than for the manufacture, development, use and sale of (i) SUN Presses pursuant to the terms of the Manufacturing Agreement, (ii) the CTP Device pursuant to any CTP Agreement and (iii) the A2 Press Project pursuant to the terms of any A2 Agreement. The Receiving Party agrees to limit the dissemination of, and access to, the Confidential Information solely to employees of the Receiving Party (together with its legal advisors) who have a "need to know" such information, provided that such employees shall have entered into appropriate confidentiality relationships with the Receiving Party so as to ensure that the Receiving Party has the legal right to implement the terms and conditions of this Confidentiality Agreement.

4. Notwithstanding paragraph 3 of this Confidentiality Agreement, the obligation of confidentiality and non-use on the part of the Receiving Party shall not apply to information which:

      (a) the Receiving Party can establish was publicly known or was known to the Receiving Party at the time of disclosure;

      (b) becomes publicly known subsequent to the time of disclosure, provided that such public knowledge is not the fault of, or the result of an improper disclosure by, the Receiving Party;

      (c) is subsequently received by the Receiving Party without a confidentiality obligation from a third party which has the right to disclose such information without a confidentiality obligation; or

      (d) is required to be disclosed by applicable law, regulation or legal process (whether by subpoena, civil investigative demand, or other similar process), provided that if the Receiving Party is so requested to disclose any of the Confidential Information the Receiving Party will in the first instance take all reasonable steps to prevent public disclosure of such Confidential Information and will provide the Disclosing Party with prompt notice of any such request of which the Receiving Party has knowledge so that the Disclosing Party may seek a protective order or other appropriate remedy, or may waive the Receiving Party's compliance with the provisions of this Confidentiality Agreement, as appropriate. Regardless of whether the Disclosing Party waives compliance with the terms hereof for the purpose of such disclosure, or whether a protective order or other appropriate remedy is obtained, the Receiving Party will furnish only that portion of the Confidential Information which is required to be disclosed by such applicable law, regulation or legal process.

      For purposes of the foregoing exceptions, disclosures which are specific (for example, as to engineering and design practices and techniques, products, software, operating parameters) shall not be deemed to be within the foregoing exceptions to confidentiality merely because they are embraced by general disclosures which are in the public domain or in the possession of the Receiving Party. Any combination of features shall not be deemed to be within the foregoing exceptions to confidentiality merely because individual features are in the public domain or in the possession of the Receiving Party, but only if the combination itself and its principle of operation are in the public domain or the possession of the Receiving Party.

5. Upon termination of the Manufacturing Agreement, any CTP Agreement or any A2 Agreement, if requested by the Disclosing Party, all Confidential Information relating to the Sun Press, the CTP Device or the A2 Press Project, as the case may be, in any tangible form received by the Receiving Party and all documents, notes, sketches, prototypes, discs, tapes, records or other written or electronic materials prepared by the Receiving Party containing or reflecting such Confidential Information or abstracts or summaries thereof shall be promptly returned to the Disclosing Party, together with all copies thereof. However, the Receiving Party shall be entitled to retain such materials as are necessary or appropriate for exercise of rights under the Manufacturing Agreement, any CTP Agreement or any A2 Agreement, as the case may be, and may retain one copy for archival purposes only.

6. Nothing contained in this Confidentiality Agreement shall be construed as requiring either party to disclose any specific information to the other, nor as a grant by implication, estoppel or otherwise of any license to make, have made, use or sell any product or as a license under any patent, patent application, utility model, copyright, trade secret, trademark, or any other proprietary right. All such rights are or will be set forth in the Manufacturing Agreement, any CTP Agreement or any A2 Agreement.


7. This Confidentiality Agreement shall be in force from the time it is signed by both parties for so long as the Manufacturing Agreement, any CTP Agreement or any A2 Agreement remain in force and for a period of five years after each such agreement is terminated.


8. The parties acknowledge and agree that a breach of this Confidentiality Agreement by either of them may cause irreparable damage to the non-breaching party, that such damage would be difficult to measure, and that such damage may not be adequately compensated by monetary damages. In such event, a party shall have the right to sue for injunctive relief, without the necessity of posting a bond, or shall have the right to specific performance of this Agreement.


9. This Confidentiality Agreement contains the entire agreement between the parties concerning disclosure and use of Confidential Information and cannot be altered except by an agreement between the parties in writing. This Confidential Agreement shall be interpreted in accordance with the laws of the State of New York, and all parties to this Confidentiality Agreement hereby subject themselves to the jurisdiction of the courts of the United States sitting in New York to enforce the provision of this Confidentiality Agreement.


IN WITNESS WHEREOF, the parties have caused this Confidentiality Agreement to be executed by their duly authorized representatives.

Presstek, Inc.                              Ryobi Limited


By: /s/ Robert Hallman                      By: /s/ T. Mifune
    ------------------------------              --------------------------------
    Title: CEO                                  Title: Senior Vice President
    Date: 3/28/02                               Date: April 5, 2002

                                  ATTACHMENT A

I.            PRESSTEK CONFIDENTIAL INFORMATION

      All data, reports, analyses, compilations, studies, interpretations, forecasts, samples, formulations, processes, designs, blueprints, manufacturing information, technical data, know-how, inventions, discoveries, specifications, engineering details, trade secrets, supplier lists, customer lists, software and computer programs (in whatever form maintained, whether documentary, computer storage or otherwise, and expressly including materials that are observed or delivered orally) related to the Direct Imaging Kits.

II.           RYOBI CONFIDENTIAL INFORMATION

      All data, reports, analyses, compilations, studies, interpretations, forecasts, samples, formulations, processes, designs, blueprints, manufacturing information, technical data, know-how, inventions, discoveries, specifications, engineering details, trade secrets, supplier lists, customer lists, software and computer programs (in whatever form maintained, whether documentary, computer storage or otherwise, and expressly including materials that are observed or delivered orally) related to the Sun Presses.